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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 JULY 15, 1998
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                Date of report (Date of earliest event reported)

                              SUNTERRA CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

          Maryland                    000-21193                95-4582157
(State or other Jurisdiction      (Commission Title          (IRS Employer
     of Incorporation)                 Number)           Identification Number)

                       1875 SOUTH GRANT STREET, SUITE 650
                          SAN MATEO, CALIFORNIA 94402
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                    (Address of Principal Executive Offices)

                                 (650) 312-7171
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              (Registrant's telephone number, including area code)









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ITEM 5.   OTHER EVENTS

          On July 15, 1998, Signature Resorts, Inc. (the "Company") announced that it had changed its corporate name to Sunterra Corporation. Shareholders approved the name change at the Company's 1998 Annual Meeting which was held on May 15, 1998. The Company's Common Stock will continue to trade under the symbol "OWN" on the New York Stock Exchange.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                     SUNTERRA CORPORATION

                                     By: /s/ ANDREW D. HUTTON
                                         ------------------------------------
                                         Name:  Andrew D. Hutton
                                         Title: Vice President,
                                                General Counsel and Secretary
Dated: July 21, 1998